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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            -------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 2, 2003

                            SEVEN SEAS PETROLEUM INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            CAYMAN ISLANDS                             0-22483                              73-468669
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
    INCORPORATION OR ORGANIZATION)



                           5555 SAN FELIPE, SUITE 1700
                              HOUSTON, TEXAS 77056
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 622-8218
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

         (c) Exhibits

         Exhibit 99.1 - Press Release of Registrant dated September 2, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

         On September 2, 2003, Seven Seas Petroleum Inc., filed a press release announcing that it has been unsuccessful in securing additional financing to test the Escuela 2 exploration well. It is likely that the Company will be required to relinquish the Deep Dindal Association Contract unless Ecopetrol provides a further extension by the end of the first exploration period, October 31, 2003. If the contract is relinquished, the Company will be obligated to plug and abandon the well.


                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SEVEN SEAS PETROLEUM INC.


Date:    September 3, 2003

                                            By:  /s/ BEN B. FLOYD
                                                 ------------------------------
                                                     Ben B. Floyd
                                                     Chief Executive Officer



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                                INDEX TO EXHIBITS


Exhibit No.                        Description
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  99.1          Press Release of Registrant dated September 2, 2003.